CONNECTICUT WATER SERVICE, INC.
                                COMMON STOCK

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING APRIL 24, 1998

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and David C. Benoit or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the Company's Corporate Offices, 93 West Main Street, Clinton, Connecticut, April 24, 1998, at 2 p.m., and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL GRANT AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR"
PROPOSALS, (2, 3A, 3B, 4, AND 5 ).   IN THEIR DISCRETION, THE PROXIES WILL BE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

______________________________     _____________________________________
______________________________     _____________________________________
______________________________     _____________________________________

PLEASE MARK VOTES AS IN THIS EXAMPLE

                                                            For  With- For All
1) For election of all Directors,                                Hold Except
   Marshall T. Chiaraluce, Charles E. Gooley,
   Marcia L. Hincks, Robert F. Neal                         / /   / /   / /


If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.     Date______________________
________________________________                ______________________________
Shareholder sign here                           Co-owner sign here

2)   Appointment of Arthur Andersen LLP              For  Against  Abstain
     as independent Auditors.                        / /   / /     / /
                                                     For  Against  Abstain
3a)  Approval of Conforming Amendments.              / /   / /     / /
                                                     For  Against  Abstain
3b)  Approval of Corrective Amendment.               / /   / /     / /
                                                     For  Against  Abstain
4)   Approval of Indemnification Amendment.          / /   / /     / /
                                                     For  Against  Abstain
5)   Approval of Corporate Governance Amendment.     / /   / /     / /

     Mark box at right if comments or address change / / have been noted on the reverse side of this card.

DETACH CARD

     CONNECTICUT WATER SERVICE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 24, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,
Connecticut Water Service, Inc.

                        CONNECTICUT WATER SERVICE, INC.
                     CUMULATIVE PREFERRED STOCK -- SERIES A

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING APRIL 24, 1998

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and David C. Benoit or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Cumulative Preferred Stock - Series A standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the Company's Corporate Offices, 93 West Main Street, Clinton, Connecticut, April 24, 1998, at 2 p.m., and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL GRANT AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED "FOR"
PROPOSALS, (2, 3A, 3B, 4, AND 5 ).   IN THEIR DISCRETION, THE PROXIES WILL BE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?
______________________________     _____________________________________
______________________________     _____________________________________
______________________________     _____________________________________

PLEASE MARK VOTES AS IN THIS EXAMPLE

                                                            For  With- For All
1) For election of all Directors,                                Hold Except
   Marshall T. Chiaraluce, Charles E. Gooley,
   Marcia L. Hincks, Robert F. Neal                         / /   / /   / /


If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.     Date______________________
________________________________                ______________________________
Shareholder sign here                           Co-owner sign here

2)   Appointment of Arthur Andersen LLP              For  Against  Abstain
     as independent Auditors.                        / /   / /     / /
                                                     For  Against  Abstain
3a)  Approval of Conforming Amendments.              / /   / /     / /
                                                     For  Against  Abstain
3b)  Approval of Corrective Amendment.               / /   / /     / /
                                                     For  Against  Abstain
4)   Approval of Indemnification Amendment.          / /   / /     / /
                                                     For  Against  Abstain
5)   Approval of Corporate Governance Amendment.     / /   / /     / /

     Mark box at right if comments or address change / / have been noted on the reverse side of this card.

DETACH CARD

     CONNECTICUT WATER SERVICE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 24, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,
Connecticut Water Service, Inc.